Fair Values of Financial Instruments	12 Months Ended
Apr. 27, 2019
Fair Values of Financial Instruments
6.	Fair Values of Financial Instruments
In accordance with ASC 820,
Fair Value Measurements and Disclosures
(ASC 820), the fair value of an asset is considered to be the price at which the asset could be sold in an orderly transaction between unrelated, knowledgeable and willing parties. A liability’s fair value is defined as the amount that would be paid to transfer the liability to a new obligor, not the amount that would be paid to settle the liability with the creditor. Assets and liabilities recorded at fair value are measured using a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include:

Level 1 –	Observable inputs that reflect quoted prices in active markets

Level 2 –	Inputs other than quoted prices in active markets that are either directly or indirectly observable

Level 3 –	Unobservable inputs in which little or no market data exists, therefore requiring the Company to develop its own assumptions
The Company’s financial instruments include cash, receivables, gift cards, accrued liabilities, accounts payable and its credit facility. The fair values of cash, receivables, gift cards, accrued liabilities and accounts payable approximate carrying values because of the short-term nature of these instruments. The Company believes that its credit facility approximates fair value since interest rates are adjusted to reflect current rates.
The Company compares the fair value of a reporting unit and the carrying value of the reporting unit to measure goodwill impairment loss as required by ASU 2017-04. During fiscal 2018, the Company recognized an impairment of its B&N Retail reporting unit goodwill of $133,612 as a result of lower than expected holiday season sales, which resulted in a revised forecast outlook and lower market price of the Company’s common stock.
Fair value was determined using the combination of a discounted cash flow method (income approach) and the guideline public company method (market comparable approach), weighted equally in determining the fair value of the Company. The market comparable approach estimates fair value using market multiples of various financial measures compared to a set of comparable public companies. In performing the valuations, significant assumptions utilized include unobservable Level 3 inputs including cash flows and long-term growth rates reflective of management’s forecasted outlook, and discount rates inclusive of risk adjustments consistent with current market conditions
. Discount rates are based on the development of a weighted average cost of capital using guideline public company data, factoring in current market data and any company specific risk factors. See Note 1 for further discussion on goodwill impairment.
During fiscal 2019, the Company impaired its publishing contracts due to increased costs. As a result, the Company recorded an impairment charge of $5,594. In determining whether the carrying value of unamortizable intangible assets is less than its estimated fair value, a discounted cash flow approach to value was used, which was based on Level 3 inputs as defined by ASC 820.

Store impairment losses related to amortizable assets totaled $16,473, $1,823 and $349 during fiscal 2019, fiscal 2018 and fiscal 2017, respectively. In determining whether the carrying value of long-lived assets is less than its estimated fair value, a discounted cash flow approach to value was used, which was based on Level 3 inputs as defined by ASC 820.